Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

WJE-PA-05130-LA-2101482R1

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

Subject:    [***]

Reference:    Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Model 737-8-200 and Model 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definition of Terms.
[***] (Scheduled Delivery Month) established in the Purchase Agreement [***] of the AGTA and for which Customer [***].
2.[***]. Boeing [***] Customer (i) [***] and (ii) [***]. Boeing [***] Customer’s [***].
3.[***].
[***].
4.[***].
[***]:
1.1[***].
4.2    [***].
5.[***].
In addition to the [***] above and [***]:

5.1    [***]

5.2    [***].

5.3    [***].
6.[***].
6.1     [***].
6.2    [***].

BOEING PROPRIETARY

6.3     [***].

6.4     [***].

6.5     [***] Purchase Agreement [***] Purchase Agreement [***].

7.[***].
[***] Purchase Agreement [***] Aircraft [***], Boeing [***]:
(i)[***] Aircraft.
(ii)[***] Customer [***] Boeing, [***].
(iii)[***] Aircraft.
8.Exclusive Remedies.
The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a [***] and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise [***]. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise [***].
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. [***].
10.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof.
WJE-PA-05130-LA-2101482R1    Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 29, 2023

ALLEGIANT AIR, LLC			THE BOEING COMPANY

By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact

WJE-PA-05130-LA-2101482R1    Page 3
BOEING PROPRIETARY